Exhibit 99.28(d)(xii)(C)

FORM OF

AMENDED AND RESTATED

SCHEDULE A

DATED [                        , 2013]

TO THE

INVESTMENT ADVISORY AGREEMENT DATED NOVEMBER 2, 2010

BETWEEN

FUNDVANTAGE TRUST AND GOTHAM ASSET MANAGEMENT, LLC

Series of FundVantage Trust	Effective Date

Formula Investing U.S. Value 1000 Fund	November 2, 2010

Formula Investing U.S. Value Select Fund	November 2, 2010

Formula Investing International Value 400 Fund	November 2, 2010

Formula Investing International Value Select Fund	November 2, 2010

Gotham Absolute Return Fund	August 28, 2012

Gotham Enhanced Return Fund	[ , 2013]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amended and Restated Schedule A to be executed in its name and on its behalf by its duly authorized representative as of [                          , 2013].

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

GOTHAM ASSET MANAGEMENT, LLC

By:
Name:
Title:

A-1

FORM OF

AMENDED AND RESTATED

SCHEDULE B

DATED [                        , 2013]

TO THE

INVESTMENT ADVISORY AGREEMENT DATED NOVEMBER 2, 2010

BETWEEN

FUNDVANTAGE TRUST AND GOTHAM ASSET MANAGEMENT, LLC

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets	Effective Date

Formula Investing U.S. Value 1000 Fund	0.75% (75 basis points)	November 2, 2010

Formula Investing U.S. Value Select Fund	0.85% (85 basis points)	November 2, 2010

Formula Investing International Value 400 Fund	0.85% (85 basis points)	November 2, 2010

Formula Investing International Value Select Fund	0.95% (95 basis points)	November 2, 2010

Gotham Absolute Return Fund	2.00% (200 basis points)	August 28, 2012

Gotham Enhanced Return Fund	2.00% (200 basis points)	[ , 2013]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amended and Restated Schedule B to be executed in its name and on its behalf by its duly authorized representative as of [                          , 2013].

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

GOTHAM ASSET MANAGEMENT, LLC

By:
Name:
Title:

B-1